UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 5, 2020

Franchise Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454
(Address of Principal Executive Offices) (Zip Code)

(757) 493-8855
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FRG	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

     On May 5, 2020, Franchise Group, Inc. (the “Company”) issued a press release announcing its preliminary results for the first quarter ended March 28, 2020. A copy of the press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1.

     The information in this Current Report on Form 8-K, including the exhibit, is being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

First Quarter 2020 Quarterly Report on Form 10-Q

     The Company will be relying on the SEC’s Orders under Section 36 of the Exchange Act  (Release Nos. 34-88318 and 34-88465) (the “Orders”), to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 28, 2020 (“Form 10-Q”) due to the circumstances related to the ongoing coronavirus (COVID-19) pandemic. In particular, COVID-19 and related state-issued stay-at-home orders have caused the temporary closures of the Company’s corporate and business segment headquarters. The Company has curtailed its normal operations practices pursuant to state orders, public health orders and guidelines issued by local authorities which has resulted in travel restrictions and most of the Company’s staff working remotely.  This has, in turn, delayed the Company’s ability to prepare the Form 10-Q. Notwithstanding the foregoing, the Company expects to file the Form 10-Q no later than June 22, 2020 (which is 45 days from the Form 10-Q original filing deadline of May 7, 2020).

COVID-19 Risk Factor

     See the Risk Factors previously disclosed in Item 1A. of the Company’s Transition Report on Form 10-K/T for the transition period ended December 28, 2019 filed with the SEC on April 24, 2020.

Special Note Regarding Forward-Looking Statements

     Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Transition Report on Form 10-K/T for the transition period ended December 28, 2019 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In particular, the effects of the coronavirus (COVID-19) pandemic on economic conditions and the industry in general and the financial position and operating results of the Company in particular are changing rapidly and cannot be predicted or quantified at this time. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

Item 9.01. Financial Statements and Exhibits.

 (c) Exhibits

99.1	Press Release dated May 5, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franchise Group, Inc.

Date: May 5, 2020	By:	/s/ Eric F. Seeton
Eric F. Seeton
Chief Financial Officer